Evergreen VA High Income Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
24	INDEPENDENT AUDITORS’ REPORT
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen VA High Income Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.
William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“After a prolonged slump in high yield bonds, we see the potential for improving opportunities. . . . High yield bonds have become increasingly attractive to investors because of their potential for higher dividends, as compared to short-term investment alternatives.”

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team Lead Manager

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 6/30/1999	Class 1*	Class 2
Class Inception Date	6/30/1999	7/31/2002

Average Annual Return

1 year	7.15%	6.90%

Since portfolio inception	6.58%	6.51%

12-month income dividends per share**	$0.27	$0.27

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
** The distributions for Class 2 are for the period from its inception on July 31, 2002, through December 31, 2002.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA High Income Fund Class 1 shares,1 versus a similar investment in the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns have not been adjusted to reflect the effect of the 0.25% 12b-1 fee for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower. The advisor is currently waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares had a total return of 7.15% for the 12-month period ended December 31, 2002. During the same period, the Merrill Lynch High Yield Master Index returned -1.14%, while the median return of funds in the Lipper Variable Annuity High Current Yield Bond Funds Classification was -0.30%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$27,186,383

Average Credit Quality*	B+

Effective Maturity	6.7 years

Average Duration	4.6 years

*Source: Standard & Poor’s

What was the investment environment like during the period?

As a sector, high yield bonds underperformed higher-quality bonds for most of 2002. Both a weakening economy and rising default rates by corporate issuers encouraged investors to gravitate away from the high yield sector. As a result, spreads between the yields of high yield and Treasury bonds widened, resulting in declining prices for lower-quality bonds. This changed somewhat in the final quarter of the year, as the market became more optimistic about the economy and high yield bonds staged somewhat of a comeback, although not enough to overcome the effects of the slump earlier in the year.

PORTFOLIO COMPOSITION
(as a percentage of 12/31/2002 portfolio assets)

Corporate Bonds	78.1%

Short-Term Investments	10.2%

Yankee Obligations	9.3%

Common Stocks	1.2%

U.S. Treasury Obligations	1.0%

Foreign Bonds	0.2%

What were the factors that most affected fund performance?

We kept the portfolio relatively conservatively positioned during the year and we believe this helped the fund substantially outperform high yield benchmarks as well as competitive fund performance. We underweighted the technology, utilities and aerospace areas, while emphasizing defensive areas such as retailing, gaming and broadcasting. Both our sector weightings and security selections within sectors supported performance. Our overweighted positions in healthcare, cyclical and gaming companies helped performance, as did our decision to underweight utilities. Because of the volatility in the telecommunication services sector, we avoided the sector early in the year. However, we added to our positions in better-quality wireless and telecommunications companies late in the period.

PORTFOLIO QUALITY*
(as a percentage of 12/31/2002 portfolio assets)

AAA	1.1%

B	46.8%

BB	31.1%

BBB	14.6%

CCC	3.6%

D	0.8%

NA	2.0%

*Source: Standard & Poor’s

PORTFOLIO MANAGER INTERVIEW continued

What is your investment outlook?

After a prolonged slump in high yield bonds, we see the potential for improving opportunities. We think the high yield market may recover if the equity market rebounds, in spite of the conflicting signals about the health of the economy and the prospect of war with Iraq. High yield bonds have become increasingly attractive to investors because of their potential for higher dividends, as compared to short-term investment alternatives. As the sector shows strength, we expect to become less cautious and position the fund to participate in a possible rally by high yield bonds.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002	2001	2000[1]	1999[2]
CLASS 1[3]
Net asset value, beginning of period	$9.52	$9.37	$10.15	$10.00
Income from investment operations
Net investment income	0.27	0.81	0.91	0.29
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.41	0.15	-0.78	0.16
Total from investment operations	0.68	0.96	0.13	0.45

Distributions to shareholders from net investment income	-0.27	-0.81	-0.91	-0.30

Net asset value, end of period	$9.93	$9.52	$9.37	$10.15
Total return[4]	7.15%	10.27%	1.31%	4.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$26,222	$5,310	$4,913	$5,257
Ratios to average net assets
Expenses[5]	1.00%	1.01%	1.01%	1.02%[6]
Net investment income	7.93%	8.49%	8.97%	5.88%[6]
Portfolio turnover rate	87%	131%	174%	19%

1.  Effective February 1, 2000, shareholders of Mentor VIP High Income Portfolio became owners of that number of full and fractional shares of Evergreen VA High Income Fund. As Mentor VIP High Income Portfolio contributed the majority of assets and shareholders to Evergreen VA High Income Fund, its accounting and performance history has been carried forward.

2.  For the period from June 30, 1999 (commencement of operations), to December 31, 1999.

3.  Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.

4.  Total return does not reflect charges attributable to your insurance company's separate account.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1]
CLASS 2
Net asset value, beginning of period	$9.77
Income from investment operations
Net investment income	0.15
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.26
Total from investment operations	0.41

Distributions to shareholders from net investment income	-0.27

Net asset value, end of period	$9.91
Total return[2]	4.16%
Ratios and supplemental data
Net assets, end of period (thousands)	$965
Ratios to average net assets
Expenses[3]	1.27%[4]
Net investment income	7.63%[4]
Portfolio turnover rate	87%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS 76.5%
CONSUMER DISCRETIONARY 24.1%
Auto Components 1.2%
Advance Stores Co., Inc., 10.25%, 04/15/2008	B	$ 50,000	$ 53,250
American Axle & Manufacturing, Inc., 9.75%, 03/01/2009	BB-	50,000	53,875
Collins & Aikman Products Co., 11.50%, 04/15/2006	B	50,000	42,250
Dana Corp., 6.25%, 03/01/2004	BB	50,000	49,500
Exide Corp., 10.00%, 04/15/2005 144A (g)	D	350,000	31,500
Federal-Mogul Corp., 7.875%, 07/01/2010 (g)	NR	300,000	46,500
Hayes Wheels International, Inc., Ser. B, 9.125%, 07/15/2007 (g)	NR	300,000	8,250
Intermet Corp., 9.75%, 06/15/2009	B+	50,000	45,250
330,375
Hotels, Restaurants & Leisure 10.0%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	B	50,000	55,000
Argosy Gaming Co., 10.75%, 06/01/2009	B+	100,000	110,500
Aztar Corp., 8.875%, 05/15/2007	B+	50,000	51,250
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	BB-	50,000	53,250
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	100,000	107,500
Hollywood Casino Corp.:
11.25%, 05/01/2007	B	50,000	54,250
13.00%, 08/01/2006	B-	50,000	51,750
Horseshoe Gaming Holdings, Ser. B, 8.625%, 05/15/2009	B+	50,000	53,375
Host Marriot Corp., Ser. B, 7.875%, 08/01/2008	BB-	300,000	292,500
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	100,000	103,250
ITT Industries, 7.375%, 11/15/2015	BBB-	250,000	230,552
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	50,000	50,500
Mandalay Resort Group:
9.375%, 02/15/2010	BB-	250,000	270,000
Ser. B, 10.25%, 08/01/2007	BB-	100,000	110,250
Park Place Entertainment Corp., 8.125%, 05/15/2011	BB+	250,000	260,625
Prime Hospitality Corp., Ser. B, 8.375%, 05/01/2012	B+	250,000	243,750
Six Flags, Inc., 8.875%, 02/01/2010	B	30,000	28,350
Station Casinos, Inc., 9.875%, 07/01/2010	B+	90,000	98,100
Sun International Hotels, Ltd., 8.875%, 08/15/2011	B+	250,000	256,250
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	100,000	109,000
Vail Resorts, Inc., 8.75%, 05/15/2009	B	50,000	51,500
Venetian Casino Resort LLC, 11.00%, 06/15/2010 144A	B-	75,000	78,750
2,720,252
Household Durables 1.9%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	50,000	54,000
MDC Holdings, Inc., 8.375%, 02/01/2008	BB+	50,000	52,000
Meritage Corp., 9.75%, 06/01/2011	B	50,000	52,500
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	B-	100,000	96,500
Simmons Co., Ser. B, 10.25%, 03/15/2009	B-	150,000	159,750
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008	B-	100,000	100,000
514,750
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Leisure Equipment & Products 0.2%
ICON Health & Fitness, Inc., 11.25%, 04/01/2012	B-	$ 50,000	$ 43,750
Media 6.6%
Alaska Communications Holdings, Inc., 9.375%, 05/15/2009	B+	500,000	360,000
AMC Entertainment, Inc., 9.875%, 02/01/2012	CCC+	50,000	49,500
Charter Communications Holdings, LLC, 8.625%, 04/01/2009	CCC+	300,000	135,000
Cinemark USA, Inc., Ser. B, 9.625%, 08/01/2008	B-	50,000	50,250
CSC Holdings, Inc., 7.625%, 04/01/2011	BB-	40,000	37,750
Dex Media East, LLC, 9.875%, 11/15/2009 144A	B	50,000	53,750
EchoStar DBS Corp.:
9.25%, 02/01/2006	B+	300,000	315,000
9.375%, 02/01/2009	B+	100,000	106,250
Emmis Communications, Sr. Disc. Note, Step Bond, 0.00%, 03/15/2006 †	B-	100,000	80,750
LIN Television Corp., 8.375%, 03/01/2008	B-	50,000	52,188
Mediacom, LLC, 9.50%, 01/15/2013	B+	300,000	271,500
Olympus Communication LP, 10.625%, 11/15/2006 (g)	NR	300,000	235,500
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2007	B	50,000	52,312
1,799,750
Multi-line Retail 0.8%
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	B	50,000	55,313
Saks, Inc., 9.875%, 10/01/2011	BB	150,000	157,500
212,813
Specialty Retail 3.4%
Cole National Group, Inc., 8.875%, 05/15/2012	B	50,000	47,250
Hollywood Entertainment Corp.:
9.625%, 03/15/2011	B-	20,000	20,500
Ser. B, 10.625%, 08/15/2004	B-	125,000	128,950
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	50,000	53,000
Office Depot, Inc., 10.00%, 07/15/2008	BB+	50,000	57,250
Pep Boys Manny, Moe & Jack, MTN, 6.75%, 03/10/2004	BB-	250,000	243,125
United Rentals, Inc., 10.75%, 04/15/2008	BB-	80,000	80,000
Zale Corp., 8.50%, 10/01/2007	BBB-	300,000	301,500
931,575
CONSUMER STAPLES 4.8%
Beverages 0.9%
Constellation Brands, Inc., 8.125%, 01/15/2012	B+	250,000	260,000
Food & Drug Retailing 0.9%
Delhaize America, Inc., 8.125%, 04/15/2011	BB-	35,000	33,912
Fleming Companies, Inc., 9.875%, 05/01/2012	B	350,000	204,750
238,662
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products 1.6%
Chiquita Brands International, Inc., 10.56%, 03/15/2009	NA	$ 175,000	$ 180,031
Corn Products International, Inc., 8.25%, 07/15/2007	BBB-	100,000	101,216
New World Pasta Co., 9.25%, 02/15/2009	CCC-	50,000	27,500
Weight Watchers International, Inc., 13.00%, 10/01/2009	B	100,000	115,500
424,247
Personal Products 1.4%
Playtex Products, Inc., 9.375%, 06/01/2011	B	350,000	388,500
ENERGY 5.3%
Energy Equipment & Services 1.1%
Dresser, Inc., 9.375%, 04/15/2011	B	50,000	50,500
Grant Prideco, Inc., 9.00%, 12/15/2009 144A	BB-	100,000	104,500
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	B+	100,000	103,500
SESI LLC, 8.875%, 05/15/2011	BB-	50,000	51,250
309,750
Oil & Gas 4.2%
Chesapeake Energy Corp., 8.125%, 04/01/2011 144A	B+	50,000	51,750
Frontier Oil Corp., 11.75%, 11/15/2009	B	300,000	310,500
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008	B	400,000	414,000
Pioneer Natural Resources Co., 9.625%, 04/01/2010	BB+	50,000	59,579
Plains Exploration & Production Co. LP, 8.75%, 07/01/2012 144A	B	50,000	52,250
Stone Energy Corp., 8.25%, 12/15/2011	B+	50,000	52,250
Tesoro Petroleum Corp., 9.625%, 04/01/2012	B	250,000	163,750
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B	30,000	31,350
1,135,429
FINANCIALS 12.2%
Banks 1.8%
Western Financial Bank, 9.625%, 05/15/2012	BB-	500,000	487,500
Diversified Financials 2.6%
Caithness Coso Funding Corp., 9.05%, 12/15/2009	BB	464,074	457,113
Williams Scotsman, Inc., 9.875%, 06/01/2007	B	250,000	232,500
689,613
Insurance 0.9%
Presidental Life Corp., 7.875%, 02/15/2009	BBB	350,000	247,146
Real Estate 6.9%
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	B+	100,000	104,399
Developers Diversified Realty Corp., 7.50%, 07/15/2018 REIT	BBB	560,000	506,788
Felcor Suites LP, 7.625%, 10/01/2007 REIT	BB-	320,000	305,600
Healthcare Realty Trust, Inc., 8.125%, 05/01/2011 REIT	BBB-	350,000	377,476
LNR Property Corp., Ser. B, 9.375%, 03/15/2008	B+	250,000	246,250
MeriStar Hospitality Corp., 9.125%, 01/15/2011 REIT	B-	50,000	43,750
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate continued
Tanger Properties, LP, 7.875%, 10/24/2004 REIT	BB+	$ 250,000	$ 249,571
WCI Communities, Inc., 9.125%, 05/01/2012	B	55,000	49,775
1,883,609
HEALTH CARE 1.5%
Health Care Providers & Services 1.5%
Alaris Medical Systems, Inc., Ser. B, 11.625%, 12/01/2006	B+	50,000	56,688
Extendicare Health Services, Inc., 9.35%, 12/15/2007	CCC+	50,000	41,750
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	B+	40,000	43,000
Tenet Healthcare Corp.:
5.375%, 11/15/2006	BBB-	50,000	45,797
6.875%, 11/15/2031	BBB-	40,000	34,316
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B-	100,000	111,000
Vicar Operating, Inc., 9.875%, 12/01/2009	B-	75,000	81,375
413,926
INDUSTRIALS 7.6%
Aerospace & Defense 0.1%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	30,000	22,950
Airlines 0.6%
Piedmont Aviation, Inc., 9.80%, 05/08/2004 h(g)	D	261,000	104,400
US Air, Inc., 9.625%, 09/01/2003 h(g)	D	268,000	53,600
158,000
Commercial Services & Supplies 4.8%
Allied Waste, Inc., Ser. B:
7.625%, 01/01/2006	BB-	250,000	250,000
10.00%, 08/01/2009	B+	130,000	129,675
Coinmach Corp., 9.00%, 02/01/2010	B	50,000	52,688
Fisher Scientific International, Inc., 9.00%, 02/01/2008	B	250,000	261,875
Protection One Alarm Monitoring, 7.375%, 08/15/2005	B	250,000	206,250
Service Corporation International:
6.00%, 12/15/2005	BB-	210,000	198,450
7.70%, 04/15/2009 144A	BB-	210,000	197,400
1,296,338
Construction & Engineering 1.3%
KB Home, 8.625%, 12/15/2008	BB-	50,000	52,000
Schuler Homes, Inc., 10.50%, 07/15/2011	B+	60,000	61,800
Toll Brothers, Inc., 8.00%, 05/01/2009	BB+	250,000	251,250
365,050
Electrical Equipment 0.2%
Stoneridge, Inc., 11.50%, 05/01/2012	B	50,000	48,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Machinery 0.6%
AGCO Corp., 8.50%, 03/15/2006	BB-	$ 50,000	$ 50,750
SPX Corp., 7.50%, 01/01/2013	BB-	25,000	25,469
Terex Corp.:
8.875%, 04/01/2008	B	50,000	45,312
10.375%, 04/01/2011	B	50,000	47,250
168,781
INFORMATION TECHNOLOGY 0.9%
Semiconductor Equipment & Products 0.2%
Fairchild Semiconductor Corp., 10.375%, 10/01/2007	B	50,000	52,750
Software 0.7%
Medaphis Corp., Ser. B, 9.50%, 02/15/2005	B	200,000	194,000
MATERIALS 9.5%
Chemicals 6.1%
Acetex Corp., 10.875%, 08/01/2009	B+	50,000	53,250
Airgas, Inc., 9.125%, 10/01/2011	B+	50,000	54,250
FMC Corp., 10.25%, 11/01/2009 144A	BB+	40,000	43,400
Huntsman International, LLC, 9.875%, 03/01/2009	B	250,000	251,250
Lyondell Chemical Co.:
10.875%, 05/01/2009	B+	50,000	43,000
Ser. A, 9.625%, 05/01/2007	BB	400,000	386,000
Macdermid, Inc., 9.125%, 07/15/2011	BB-	300,000	321,750
Methanex Corp., 8.75%, 08/15/2012	BBB-	40,000	42,600
Millennium America, Inc., 9.25%, 06/15/2008	BBB-	250,000	261,875
OM Group, Inc., 9.25%, 12/15/2011	B-	100,000	54,500
Terra Industries, Inc., 10.50%, 06/15/2005	B	150,000	137,250
1,649,125
Containers & Packaging 1.8%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	75,000	78,000
Jarden Corp., 9.75%, 05/01/2012	B-	50,000	51,250
Owens-Brockway Glass Container:
8.75%, 11/15/2012 144A	BB	50,000	51,000
8.875%, 02/15/2009	BB	200,000	207,000
Owens-Illinois, Inc., 7.35%, 05/15/2008	B+	65,000	60,612
Riverwood International Corp., 10.875%, 04/01/2008	CCC+	45,000	45,450
493,312
Metals & Mining 1.3%
AK Steel Corp., 7.75%, 06/15/2012 144A	BB	250,000	253,125
Freeport-McMoRan Copper & Gold, Inc., 7.50%, 11/15/2006	B-	50,000	46,375
Wolverine Tube, Inc., 10.50%, 04/01/2009	BB-	50,000	51,250
350,750
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Paper & Forest Products 0.3%
Buckeye Cellulose Corp., 8.50%, 12/15/2005	B+	$ 40,000	$ 36,400
Georgia Pacific Corp., 8.125%, 05/15/2011	BB+	50,000	47,750
84,150
TELECOMMUNICATION SERVICES 5.0%
Diversified Telecommunication Services 1.6%
Panamsat Corp., 8.50%, 02/01/2012 144A	B-	360,000	345,600
Paxson Communications Corp.:
10.75%, 07/15/2008	B-	50,000	49,563
Sr. Disc. Note, Step Bond, 0.00%, 01/15/2006 †	B-	60,000	38,400
433,563
Wireless Telecommunications Services 3.4%
AT&T Wireless Services, Inc., 7.875%, 03/01/2011	BBB	120,000	120,815
Nextel Communications, Inc.:
9.375%, 11/15/2009	B	85,000	77,350
Sr. Disc. Notes, Step Bond:
9.75%, 10/31/2007 †	B	300,000	279,000
10.65%, 09/15/2007 †	B	450,000	432,000
Rogers Wireless, Inc., 9.625%, 05/01/2011	BB+	30,000	28,500
937,665
UTILITIES 5.6%
Electric Utilities 3.5%
Calpine Corp., 8.50%, 02/15/2011	B+	500,000	220,000
Edison Mission Energy, 9.875%, 04/15/2011	BB-	350,000	166,250
Mirant Corp., 8.30%, 05/01/2011	BBB-	200,000	96,000
Pacific Gas & Electric Co., Ser. 93 D, 7.25%, 08/01/2026 (g)	CCC	500,000	472,500
954,750
Gas Utilities 0.4%
El Paso Energy Partners LP, 8.50%, 06/01/2011	BB-	50,000	46,625
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	50,000	53,750
100,375
Multi-Utilities 1.7%
AES Corp., Ser. 1999, Class A, 9.00%, 01/02/2017	BBB-	500,000	460,757
Total Corporate Bonds			20,801,963
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 0.2%
INFORMATION TECHNOLOGY 0.2%
Electronic Equipment & Instruments 0.2%
Flextronics International, Ltd., 9.75%, 07/01/2010, EUR	BB-	45,000	48,357
U.S. TREASURY OBLIGATIONS 1.0%
U.S. Treasury Notes, 2.875%, 06/30/2004	AAA	$ 250,000	255,606
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE 9.1%
CONSUMER DISCRETIONARY 2.3%
Hotels, Restaurants & Leisure 0.8%
Royal Caribbean Cruises, Ltd., 8.75%, 02/02/2011	BB+	$250,000	$ 233,750
Media 1.5%
Imax Corp., 7.875%, 12/01/2005	CCC	100,000	77,625
Quebecor Media, Inc., 11.125%, 07/15/2011	B	350,000	324,187
401,812
INDUSTRIALS 0.2%
Marine 0.2%
CP Ships, Ltd., 10.375%, 07/15/2012	BB+	50,000	52,750
INFORMATION TECHNOLOGY 0.2%
Electronic Equipment & Instruments 0.2%
Rogers Cablesystems, Ltd., Ser. B, 10.00%, 03/15/2005	BBB-	50,000	51,750
MATERIALS 4.4%
Containers & Packaging 1.5%
Stone Container Finance Co., 11.50%, 08/15/2006 144A	B	395,000	420,675
Metals & Mining 2.1%
Normandy Yandal Operations, Ltd., 8.875%, 04/01/2008	BBB-	575,000	575,000
Paper & Forest Products 0.8%
Ainsworth Lumber, Ltd., 12.50%, 07/15/2007	B-	100,000	104,500
Norampac, Inc., 9.50%, 02/01/2008	BB+	50,000	52,750
Tembec Industries, Inc., 7.75%, 03/15/2012	BB+	50,000	48,750
206,000
TELECOMMUNICATION SERVICES 2.0%
Wireless Telecommunications Services 2.0%
Rogers Cantel, Inc.:
8.80%, 10/01/2007	BB-	350,000	295,750
9.375%, 06/01/2008	BB+	250,000	236,250
532,000
Total Yankee Obligations-Corporate			2,473,737

		Shares	Value

COMMON STOCKS 1.2%
CONSUMER STAPLES 1.2%
Food Products 1.2%
Chiquita Brands International, Inc. *		24,929	330,559
HEALTH CARE 0.0%
Health Care Providers & Services 0.0%
Sun Healthcare Group, Inc. *		244	339
Total Common Stocks			330,898
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 2/15/2010 *	50	$ 0
FINANCIALS 0.0%
Diversified Financials 0.0%
Asat Finance, LLC, Expiring 11/01/2006 *	100	125
HEALTH CARE 0.0%
Health Care Providers & Services 0.0%
Sun Healthcare Group, Inc., Expiring 2/28/2005 *(h)	612	0
Total Warrants		125
SHORT-TERM INVESTMENTS 10.0%
MUTUAL FUND SHARES 10.0%
Evergreen Institutional Money Market Fund (o)	2,724,032	2,724,032
Total Investments (cost $29,186,053) 98.0%		26,634,718
Other Assets and Liabilities 2.0%		551,665
Net Assets 100.0%		$ 27,186,383

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
†	Security initially issued in zero coupon form which converts to coupon from at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the agregate coupon-interest payments and discounts at acquisition. The rate shown is the stated rate at the current period end.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(g)	Security has defaulted on payment of interest and/or principal. The fund has stopped accruing interest on this security.

Summary of Abbreviations
EUR	Eurodollar
MTN	Medium Term Note
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 29,186,053
Net unrealized losses on securities	(2,551,335)

Market value of securities	26,634,718
Interest receivable	549,071
Prepaid expenses and other assets	17,889

Total assets	27,201,678

Liabilities
Advisory fee payable	$ 1,043
Distribution Plan expenses payable	13
Due to other related parties	149
Accrued expenses and other liabilities	14,090

Total liabilities	15,295

Net assets	$ 27,186,383

Net assets represented by
Paid-in capital	$ 39,265,968
Accumulated net realized losses on securities and foreign currency related transactions	(9,528,369)
Net unrealized losses on securities and foreign currency related transactions	(2,551,216)

Total net assets	$ 27,186,383

Net assets consists of
Class 1*	$ 26,221,527
Class 2	964,856

Total net assets	$ 27,186,383

Shares outstanding
Class 1*	2,641,900
Class 2	97,334

Net asset value per share
Class 1*	$ 9.93
Class 2	$ 9.91

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Interest	$ 808,085

Expenses
Advisory fee	63,373
Distribution Plan expenses	368
Administrative services fees	9,053
Transfer agent fee	993
Trustees’ fees and expenses	212
Printing and postage expenses	21,333
Custodian fee	4,677
Professional fees	17,732
Other	494

Total expenses	118,235
Less: Expense reductions	(116)
Fee waivers	(27,551)

Net expenses	90,568

Net investment income	717,517

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(355,488)
Foreign currency related transactions	(153)

Net realized losses on securities and foreign currency related transactions	(355,641)
Net change in unrealized gains or losses on securities and foreign currency related transactions	486,078

Net realized and unrealized gains or losses on securities and foreign currency related transactions	130,437

Net increase in net assets resulting from operations	$ 847,954

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2002		2001

Operations
Net investment income		$ 717,517		$ 446,366
Net realized losses on securities and foreign currency related transactions
		(355,641)		(165,018)
Net change in unrealized gains or losses on securities and foreign currency related transactions
		486,078		226,062

Net increase in net assets resulting from operations		847,954		507,410

Distributions to shareholders from
Net investment income
Class 1*		(695,086)		(446,072)
Class 2		(23,118)		0

Total distributions to shareholders		(718,204)		(446,072)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1*	227,178	2,252,006	50,243	499,519
Class 2	111,278	1,102,165	0	0

		3,354,171		499,519

Net asset value of shares issued in reinvestment of distributions
Class 1*	57,306	566,750	4,464	42,272
Class 2	2,340	23,118	0	0

		589,868		42,272

Payment for shares redeemed
Class 1*	(104,353)	(1,050,190)	(20,885)	(206,059)
Class 2	(16,284)	(160,338)	0	0

		(1,210,528)		(206,059)

Net asset value of shares issued in
acquisition of the OFFIT VIF
High Yield Fund
Class 1*	1,903,882	19,013,436	0	0

Net increase in net assets resulting from capital share transactions

	21,746,947		335,732
Total increase in net assets		21,876,697		397,070
Net assets
Beginning of period		5,309,686		4,912,616

End of period		$ 27,186,383		$ 5,309,686

Overdistributed net investment income		$ 0		$ 0

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA High Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums

NOTES TO FINANCIAL STATEMENTS continued

Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers assumed as a result of the acquisition.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.70% of the Fund’s average daily net assets.

During the year ended December 31, 2002, the investment advisor waived its fees in the amount of $27,551, which represents 0.30% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. ACQUISITION

Effective on the close of business on November 8, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of the OFFIT VIF High Yield Fund in an exchange of shares. The net assets were exchanged through a tax-free exchange for 1,903,882 Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $3,247,273. The aggregate net assets of the Fund and OFFIT VIF High Yield Fund immediately prior to the acquisition were $7,638,470 and $19,013,436, respectively. The aggregate net assets of the Fund immediately after the acquisition were $26,651,906.

6 SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S.Government	Non-U.S.Government	U.S.Government	Non-U.S.Government

$793,516	$8,032,258	$730,700	$6,501,425

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $29,186,053. The gross unrealized appreciation and depreciation on securities based on tax cost was $880,291 and $3,431,626, respectively, with a net unrealized depreciation of $2,551,335.

As of December 31, 2002, the Fund had $9,135,276 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2006	2007	2008	2009	2010

$46,351	$2,334,106	$2,573,761	$4,170,025	$11,033

Certain portions of the capital loss carryovers of the Fund were assumed as a result of the acquisition.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $393,093.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryover and Post-October Loss

$119	$2,551,335	$9,528,369

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to unrealized foreign currency gain.

The tax character of distributions paid for the year ended December 31, 2002 was $718,204 of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements and brokerage transactions of $116, which represents 0.00% of its average daily net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA High Income Fund, a portfolio of Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA High Income Fund, as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

560860   2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034